                                                                               .
                                                                               .
                                                                               .

           Number                                                                               SHARES

        PH






        COMMON STOCK                                     [LOGO]                              SEE REVERSE FOR
                                                                                           CERTAIN DEFINITIONS
 Incorporated under the Laws                        Pharmion Corporation
   of the State of Delaware                                                                  CUSIP 71715B 40 9


THIS CERTIFIES THAT





is the owner of


                       FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.001 PER SHARE, OF

======================================================= Pharmion Corporation ==============================================

transferable on the books of the Company in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
   This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
   WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

                                                                COUNTERSIGNED AND REGISTERED.
                                                                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                                         TRANSFER AGENT AND REGISTRAR


                                                   PHARMION CORPORATION
Dated                                                   CORPORATE                                        authorized signature

                                                           SEAL
 /S/KATHY PARMA                                            1999                                        /S/PATRICK J. MAHAFFY
CORPORATE SECRETARY                                                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                                         DELAWARE

                             Pharmion Corporation

     The Company will furnish to any stockholder upon request and without charge a full statement of the designations, preferences, limitations, and relative rights of the shares of each class authorized to be issued and the variations in the relative rights and preferences between the shares of each series of any preferred or special class, so far as the same may have been fixed and determined, and the authority of the board of directors to fix and determine the relative rights and preferences of subsequent series.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE COMPANY MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF
A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -as tenants in common             UNIF GIFT MIN ACT-                 Custodian
                                                              ----------------           ----------------
TEN ENT   -as tenants by the entireties                            (Cust)                       (Minor)
IT TEN    -as joint tenants with right                     under Uniform Gifts to Minors
           of survivorship and not as                      Act
           tenants in common                                  ----------------------
                                                                   (State)
                                            UNIF TRAN MIN ACT-                 Custodian
                                                              -----------------         ------------------
                                                                   (Cust)                       (Minor)
                                                           under Uniform Transfers to Minors
                                                           Act
                                                              ----------------------
                                                                   (State)

    Additional abbreviations may also be used though not in the above list.


     For value received,               hereby sell, assign and transfer unto
                       ---------------

           PLEASE INSERT SOCIAL SECURITY OR OTHER
              IDENTIFYING NUMBER OF ASSIGNEE
           ---------------------------------------

           ---------------------------------------


     -----------------------------------------------------------------------

     -----------------------------------------------------------------------

     -----------------------------------------------------------------------

     --------------------------------------------------------------- shares of the common stock represented by the within Certificate,

     and do hereby irrevocably constitute and appoint
                                                                 Attorney
     ----------------------------------------------------------

     to transfer the said stock on the books of the within named

     Company with full power of substitution in the premises.

     Dated
           --------------------------




             ----------------------------------------------------
             THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
    NOTICE: WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



SIGNATURE(S) GUARANTEED



By
  --------------------------------------------
  THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
  ELIGIBLE GUARANTOR INSTITUTION, (Banks,
  Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN
  APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM
  PURSUANT TO S.E.C. RULE 17Ad-15.